UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 3, 2013

 Artfest International, Inc.
(Exact Name of registrant as specified in charter)

Nevada	000-49676	30- 0177020
(State of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

Artfest Expo Center
13300 Branch View Lane,
Dallas, TX 75234
(Address of Principal Executive Offices, Including Zip Code)

(877) 278-6672
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Opertions and Financial Condition

The Company is providing its unaudited financial statements for the year ended December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Artfest International, Inc.

Date: February 3, 2013	By: /s/ Edward Vakser
Edward Vasker,
Chief Executive Officer

Item 9.01	Financial Statements and Exhibits

Exhibits:

Exhibit Number	Description of Exhibit

99.1	Financial Statements and Notes thereto for the Year Ended December 31, 2012